UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2004

                         Commission File Number 0-10235

                               GENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

        Michigan                                      38-2030505
(State of Incorporation)                   (I.R.S. Employer Identification No.)

600 North Centennial Street, Zeeland, Michigan             49464
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99 News release issued by the registrant on January 27, 2004, with respect to financial results for the fourth quarter and year ended December 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE - See "Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION -- On January 27, 2004, Gentex Corporation issued a news release announcing results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the news release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          GENTEX CORPORATION

                      BY: /s/ Enoch Jen
                          ---------------------------------
                          Enoch Jen
                          Vice President - Finance and
                          Chief Financial Officer

Date: January 27, 2004


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